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                                                                    EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

The undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our respective knowledge and belief, that this Annual Report on Form 10-K for the period ended December 31, 2004 ("Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that information contained in this Report presents, in all material respects, the financial condition and results of operations of the registrant.

                                           /s/ James C. Conboy, Jr.
                                           -------------------------------------
Date March 24, 2005                        James C. Conboy, Jr.
                                           President and Chief Executive Officer

                                           /s/ Irene M. English
                                           -------------------------------------
                                           Irene M. English
                                           Treasurer
                                           (Chief Financial Officer)